Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Mary Byra, Principal Financial Officer of Factor Capital Management, the Managing Owner of FactorShares 2X: Oil Bull/S&P500 Bear (the “Fund”), hereby certifies pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Fund’s Annual Report on Form 10-K for the year ended December 31, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)	The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Dated: March 22, 2012	/s/Mary Byra
Mary Byra
Principal Financial Officer

58